Exhibit 99.2

Supplemental Operating & Financial Data June 2018 1 Grace Point Place Oak Lawn, IL

Table of Contents 2 Execution of Growth Strategy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Portfolio Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Proforma Portfolio Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 Real Estate Activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8-14 Proforma Portfolio Metrics . . . . . . . . . . . . . . . . . . . . . .. . . . . . . .. 15-16 Proforma Portfolio Diversification . . . . . . . . . . . . . . . . . . . .. . . . . . 17-20 Proforma Portfolio Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 Enterprise Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 Proforma Enterprise Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 Debt Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 24 Proforma Debt Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 25 Financial Data Summary . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 26-27 Income Statement Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29 Funds from Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . 30 Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31-32 Forward-Looking Statements & Non-GAAP . . . . . . . . . . . . . . . . . . . . 33 Execution of Growth Strategy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Portfolio Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Real Estate Activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7-13 Portfolio Metrics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . .. 14-15 Portfolio Diversification . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . 16-19 Portfolio Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 Enterprise Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 Debt Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 22 Financial Data Summary . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 23-24 Income Statement Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 Funds from Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27-28 Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29-30 Forward-Looking Statements & Non-GAAP . . . . . . . . . . . . . . . . . . . . 31 Thrive at Prince Creek Murrells Inlet, SC

WENDY SIMPSON Chairman, Chief Executive Officer and President PAM KESSLER Executive Vice President, CFO and Secretary CLINT MALIN Executive Vice President and Chief Investment Officer CECE CHIKHALE Senior Vice President, Controller and Treasurer DOUG KOREY Senior Vice President, Managing Director of Business Development PETER LYEW Vice President, Director of Taxes Leadership GIBSON SATTERWHITE Vice President, Asset Management MANDI HOGAN Vice President, Marketing 3 Board of Directors WENDY SIMPSON Chairman BOYD HENDRICKSON Lead Independent Director JAMES PIECZYNSKI Nominating & Corporate Governance Committee Chairman DEVRA SHAPIRO Audit Committee Chairman TIMOTHY TRICHE, MD Compensation Committee Chairman

Analyst Coverage Any opinions, estimates, or forecasts regarding LTC’s performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management. 4 Riverside Inn at Fossil Creek Fort Worth, TX JOHN KIM KARIN FORD BMO Capital Markets Corp. Mitsubishi - MUFG JOE FRANCE RICH ANDERSON Cantor Fitzgerald Mizuho Securities USA Inc. DANIEL BERNSTEIN MIKE CARROLL CapitalOne RBC Capital Markets Corporation DOUG CHRISTOPHER CHAD VANACORE D.A. Davidson Stifel, Nicolaus & Company, Inc. PETER MARTIN TODD STENDER JMP Securities, LLC Wells Fargo Securities, LLC JORDAN SADLER KeyBanc Capital Markets, Inc. Analysts

$1.4 Billion in Total Investments Underwritten Execution of Growth Strategy $22 5 Millions $9 $68 $44 $12 $112 $39 $19 $94 $109 $245 $185 $25 $414 $142 $103 $52 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2010 2011 2012 2013 2014 2015 2016 2017 YTD 2018 Development/Expansions/Renovations Total Investment

Gross Real Property $1.4B Loans Receivable $0.2B Includes rental income and interest income from mortgage loans and excludes rental income from properties sold and interest income from loans that paid off during the twelve months ended June 30, 2018. Includes three development projects consisting of a 143-bed skilled nursing center in Kentucky, a 110-unit independent living, assisted living and memory care community in Wisconsin and a 78-unit assisted living and memory care community in Oregon. Includes three parcels of land held-for use and one behavioral health care hospital. Portfolio Overview (dollar amounts in thousands) 6 85.6% 14.4% Type of Property Skilled Nursing 96 $ 814,208 49.7% $ 68,544 $ 27,101 60.1% Assisted Living 102 787,373 48.1% 62,625 - 39.3% Under Development (2) - 25,077 1.5% - - - Other (3) 1 10,823 0.7% 889 - 0.6% Total 199 $ 1,637,481 100.0% $ 132,058 $ 27,101 100.0% Twelve Months Ended June 30, 2018 # of Properties Gross Investments % of Investments Rental Income (1) Interest Income (1) % of Revenues

Real Estate Activities 7

Commitments may include capital improvement or development allowances for approved projects but excludes incentive payments and contingent payments. For a comprehensive list of our commitments, see our Quarterly Report on Form 10-Q. See page 10 for development activities. Transitioned two memory care communities in our portfolio from Clarity Pointe to Thrive in the third quarter of 2017. The Thrive master lease was amended and restated to include these two memory care communities, along with the property in West Chester, OH. The GAAP rent under the Thrive amended and restated master lease on six properties (two in lease-up on page 12 and four stabilized on page 13) represents a lease rate of 7.35%. LTC owns a 90% controlling interest in the partnership that owns the real estate and accounts for the partnership on a consolidated basis. We entered into a partnership to own the real estate and develop a 78-unit assisted living and memory care community for $18,108 and committed to purchase an existing operational 89-unit independent living community in Oregon for $14,400 in the third quarter of 2018. Upon the completion of the development project and the acquisition of independent living community, our combined economic interest will be approximately 88%. We will account for the partnership on a consolidated basis. Acquisitions Loan Originations Represents year-to-date GAAP interest income. We funded additional loan proceeds of $7,400 under an existing mortgage loan and committed to fund $1,700 in capital improvements. The loan is now secured by three SNF properties in Michigan. The above table represents the incremental details of the additional funding. See page 11 for the detail of remaining commitments for expansions and renovations. Real Estate Activities – Acquisitions and Loan Originations (dollar amounts in thousands) 8 # of Properties Property Type # Beds/ Units Location Maturity Date Operator Origination 2018 3/1 1 SNF 112 beds Sterling Heights, MI (2) Mortgage Oct-45 Prestige Healthcare 9,100 $ 7,400 $ 214 $ 8.66% Date Total Funded to Date 2018 Revenue (1) Stated Interest Rate Loan Type # of Properties # Beds/Units Location Operator Date of Construction Purchase Price 2017 6/16 2 ALF/MC/ILF 180 units Clovis, CA Frontier Management 2014/2016 7.00% 38,813 $ - $ 6/23 1 MC 60 units West Chester, OH Thrive Senior Living 2017 - (3) 15,650 - 10/31 1 ALF/MC 73 units Kansas City, M0 Oxford Senior Living 2017 7.00% 16,555 - 12/13 1 UDP (2) 110 units Cedarburg, WI Tealwood Senior Living 2017-2019 7.50% 800 (4) 21,671 (4) 12/22 1 ALF/MC 87 units Spartanburg, SC Affinity Living Group 1999 7.25% 10,000 (4) - (4) 6 510 units 81,818 $ 21,671 $ 2018 5/11 1 UDP (2) 78 units Medford, OR Fields Senior Living 2018-2019 7.65% 600 $ (5) 17,508 $ (5) 6/28 2 MC 88 units Fort Worth & Frisco, TX Koelsch Communities 2014/2015 7.25% 25,200 - 3 166 units 25,800 $ 17,508 $ Date Property Type Additional Commitment (1) Contractual Initial Cash Yield

Real Estate Activities – Unconsolidated Joint Ventures (dollar amounts in thousands) Currently, 7% is paid in cash and 8% is deferred. Currently, 12% is paid in cash and 3% is deferred. Currently, 10% is paid in cash and 5% is deferred. 9 “We truly strive to foster mutually beneficial relationships. There is much LTC can do to help support our partners as they work to provide residents with a dynamic and engaging living experience.” Wendy Simpson Chairman, CEO & President LTC Properties Grace Point Place Oak Lawn, IL # of Projects Maturity Date 2Q18 Funding 2015 Peoria & Yuma, AZ 4 Senior Lifestyle ALF/MC/ILF Preferred Equity N/A 15.00% (1) 585 units 25,650 $ 117 $ 23,511 $ 2,139 $ 2015 Ocala, FL 1 Canterfield ALF/ILF/MC Mezzanine Nov-20 15.00% (2) 99 units 2,900 - 2,900 - 2016 Fort Myers, FL 1 Canterfield UDP-ALF/MC Mezzanine Dec-23 15.00% (3) 127 units 3,400 - 3,400 - 811 units 31,950 $ 117 $ 29,811 $ 2,139 $ Total Funded to Date Remaining Commitment Commitment Year Location Operator Property Type Investment Type Return # Beds/ Units Investment Commitment

Real Estate Activities – De Novo Development (dollar amounts in thousands) Includes purchase of land and initial improvement funding, if applicable, and development commitment. Remaining Commitment is calculated as follows: “Investment Commitment” less “Total Project Basis” plus “Total Capitalized Interest/Other.” 10 Hamilton House Cedarburg, WI Location Operator # of Projects Property Type # Beds/ Units 4Q18 2016 Union, KY Carespring 1 SNF 8.50% 143 beds 24,325 $ 2,182 $ 688 $ 15,734 $ 9,279 $ 2Q19 2017 Cedarburg, WI Tealwood 1 ILF/ALF/MC 7.50% 110 units 22,471 2,473 116 7,053 15,534 4Q19 2018 Medford, OR Fields 1 ALF/MC 7.65% 78 units 18,108 2,270 20 2,290 15,838 Total 3 7.92% 188 units/143 beds 64,904 $ 6,925 $ 824 $ 25,077 $ 40,651 $ Remaining Commitment (2) Total Project Basis to Date Total Capitalized Interest/Other Estimated Rent Inception Date Commitment Year Investment Commitment (1) 2Q18 Funding Contractual Initial Cash Yield

Commitment is part of the total loan commitment secured by 15 properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each funding. Commitment is part of the total loan commitment secured by 3 properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each funding. Interest payment increases upon each funding. Real Estate Activities – Expansions & Renovations (dollar amounts in thousands) Mortgage Loans Owned Rent payment increases upon each funding. 11 Project Type Operator # of Projects Property Type - (1) 2017 Renovation Spartanburg, SC Affinity Living Group 1 ALF/MC 1,500 $ 196 $ 287 $ 1,213 $ - (1) 2017 Renovation Las Vegas, NV Fundamental 1 OTH 5,550 83 606 4,944 Total 2 7,050 $ 279 $ 893 $ 6,157 $ Location Investment Commitment 2Q18 Funding Total Funded to Date Estimated Rent Inception Date Commitment Year Contractual Initial Cash Yield Remaining Commitment 7.25% 9.00% Project Type Operator # of Projects Property Type - (1) 2015 Expansion Rochester Hills , MI Prestige Healthcare 1 SNF 10,000 $ 292 $ 1,449 $ 8,551 $ - (2) 2015 Renovation Farmington & Howell, MI Prestige Healthcare 2 SNF 5,000 130 2,926 2,074 - (3) 2016 Expansion Grand Blanc, MI Prestige Healthcare 1 SNF 5,500 994 4,825 675 - (3) 2016 Renovation East Lansing, MI Prestige Healthcare 2 SNF 4,500 627 2,306 2,194 - (2) 2018 Renovation Sterling Heights, MI Prestige Healthcare 1 SNF 1,700 - - 1,700 Total 7 26,700 $ 2,043 $ 11,506 $ 15,194 $ Estimated Interest Inception Date Commitment Year Location Contractual Initial Cash Yield Investment Commitment 8.66% Remaining Commitment 9.41% 9.41% 9.41% 9.41% 2Q18 Funding Total Funded to Date

Real Estate Activities – Lease-Up (dollar amounts in thousands) Represents date of Certificate of Occupancy. Total Investment for acquisitions include closing costs. During 2017, we issued a notice of default to Anthem resulting from Anthem’s partial payment of minimum rent. Anthem operates 11 operational memory care communities under a master lease. We are currently not pursuing enforcement of our rights and remedies pertaining to known events of default under the master lease and our guarantees, with the stipulation that Anthem achieve certain levels of performance and pays an annual total amount of approximately $5,200 toward their obligations of the master lease through December 31, 2018. We receive regular financial performance updates from Anthem and continue to closely monitor Anthem’s performance obligations under the master lease agreement. Properties were newly constructed and purchased following issuance of final certificate of occupancy and licensure. Transitioned two memory care communities in our portfolio from Clarity Pointe to Thrive in the third quarter of 2017. The Thrive master lease was amended and restated to include these two memory care communities, along with the property in West Chester, OH. The GAAP rent under the Thrive amended and restated master lease on six properties (two in lease-up and four stabilized) represents a lease rate of 7.35%. 12 Date Acquired Date Opened (1) Development Commitment Year Project Type Location Operator # of Projects Property Type Contractual Initial Cash Yield Sep-15 Aug-16 80% 2015 Development Murrieta, CA Anthem (3) 1 MC - (3) 66 units 12,904 $ May-15 Jul-16 55% 2015 Development Tinley Park, IL Anthem (3) 1 MC - (3) 66 units 11,962 Oct-15 Dec-17 50% 2015 Development Glenview, IL Anthem (3) 1 MC - (3) 66 units 16,305 Oct-16 Jun-18 17% 2016 Development Oak Lawn, IL Anthem (3) 1 MC - (3) 66 units 15,151 4 264 units 56,322 $ Jun-17 Sep-16 84% N/A Acquisition Clovis, CA Frontier 1 MC/ILF 7.00% 73 units 17,226 $ Jun-17 Nov-14 67% N/A Acquisition Clovis, CA Frontier 1 ALF 7.00% 107 units 21,669 2 180 units 38,895 $ May-15 Nov-16 60% 2015 Development Wichita, KS Oxford Senior Living 1 ILF 7.43% 108 units 14,172 $ Oct-17 Aug-17 59% N/A Acquisition (4) Kansas City, MO Oxford Senior Living 1 ALF/MC 7.00% 73 units 16,555 2 181 units 30,727 $ Feb-15 Sep-16 82% 2015 Development Murrells Inlet, SC Thrive Senior Living (5) 1 ALF/MC 89 units 16,265 $ Jun-17 Apr-17 67% N/A Acquisition (4) West Chester, OH Thrive Senior Living (5) 1 MC 60 units 15,909 2 7.35% (5) 149 units 32,174 $ Total 10 774 units 158,118 $ Occupancy at 6/30/18 # of Units Total Investment (2)

Real Estate Activities – Lease-Up History Represents date of Certificate of Occupancy. Property meets the definition of stabilized but has not yet achieved the applicable occupancy threshold. The occupancy for Corpus Christi, TX property at June 30, 2018 was 63%. 13 Property Location Operator Property Type Project Type # Beds/Units Date Acquired Date Opened (1) Date Stabilized # of months to Stabilization Highline Place Littleton, CO Anthem MC Development 60 units May 2012 Jul 2013 Sep 2013 2 Willowbrook Place - Kipling Littleton, CO Anthem MC Development 60 units Sep 2013 Aug 2014 Dec 2015 16 Chelsea Place Aurora, CO Anthem MC Development 48 units Sep 2013 Dec 2014 Mar 2016 15 Greenridge Place Westminster, CO Anthem MC Development 60 units Dec 2013 Feb 2015 Feb 2017 24 Harvester Place Burr Ridge, IL Anthem MC Development 66 units Oct 2014 Feb 2016 Feb 2018 24 Coldspring Transitional Care Center Cold Spring, KY Carespring SNF Development 143 beds Dec 2012 Nov 2014 Jun 2016 19 Hillside Heights Rehabilitation Suites Amarillo, TX Fundamental SNF Redevelopment 120 beds Oct 2011 Jul 2013 Aug 2013 1 Pavilion at Glacier Valley Slinger, WI Fundamental SNF Redevelopment 106 beds Feb 2015 Feb 2014 Feb 2016 24 Pavilion at Creekwood Mansfield, TX Fundamental SNF Acquisition 126 beds Feb 2016 Jul 2015 Feb 2017 12 Mustang Creek Estates Frisco, TX Mustang Creek Mgmt ALF/MC Development 80 units Dec 2012 Oct 2014 Dec 2015 14 The Oxford Grand Wichita, KS Oxford Senior Living ALF/MC Development 77 units Oct 2012 Oct 2013 Sep 2014 11 Thrive at Deerwood Jacksonville, FL Thrive Senior Living MC Acquisition 60 units Sep 2015 Jul 2015 Jul 2017 24 Thrive at Beckley Creek Louisville, KY Thrive Senior Living MC Acquisition 60 units Apr 2016 Mar 2016 Mar 2018 24 Thrive at Athens Athens, GA Thrive Senior Living ALF/MC Acquisition 70 units June 2016 May 2016 May 2018 24 Thrive at Oso Bay (2) Corpus Christi, TX Thrive Senior Living MC Development 56 units Feb 2015 May 2016 May 2018 24

14 Portfolio Metrics

Information is for the trailing twelve months through March 31, 2018 and December 31, 2017 and is from property level operator financial statements which are unaudited and have not been independently verified by LTC. Same Property Portfolio Statistics (1) Stabilized Property Portfolio TTM Ended March 31, 2018 Portfolio Metrics 15 30.1% 15.2% 54.7% Medicaid Medicare Private Pay Total Portfolio Payor Source 45.4% 23.9% 30.7% Medicaid Medicare Private Pay SNF Portfolio Payor Source Owned Properties 1Q18 4Q17 1Q18 4Q17 1Q18 4Q17 Assisted Living 84.4% 84.5% 1.44 1.46 1.23 1.24 Skilled Nursing 78.3% 78.4% 1.77 1.83 1.27 1.33 Occupancy Normalized EBITDAR Coverage Normalized EBITDARM Coverage

199 Properties 3 Development Projects 3 Land Parcels 28 States 30 Operators Portfolio Diversification – Geography (as of June 30, 2018) * Behavioral health care hospital Skilled Nursing (96) Assisted Living (102) Other * (1) Under Development (3) Land (3) CA WA ME NV WY MI IL AR LA WV ND NY OR AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO KY 5 24 1 1 2 3 5 1 2 4 2 3 2 5 6 18 5 2 7 7 4 8 7 4 3 13 7 5 1 21 3 1 5 9 1 1 1 1 1 1 2 States in which we have the highest concentration of properties are those states with the highest projected increases in the 80+ population cohort over the next decade. Represents 10 states with the highest projected increases in the 80+ population cohort from year 2020 to year 2030 Source: The American Senior Housing Association, Winter 2018, Population Growth Forecast by State 16 1

Gross Portfolio by MSA (1) Portfolio Diversification – Geography (as of June 30, 2018, dollar amounts in thousands) The MSA rank by population as of July 1, 2017, as estimated by the United States Census Bureau. Approximately 70% of our properties are in the top 100 MSAs. Due to master leases with properties in multiple states, revenue by state is not available. Includes one behavioral health care hospital and three parcels of land. 17 Years Average Portfolio Age (1) As calculated from construction date or major renovation/expansion date. Includes owned portfolio and mortgage loans secured by 21 skilled nursing centers in Michigan. 50.8% 19.1% 19.0% 7.9% 3.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% MSAs 1-31 MSAs 32-100 MSAs > 100 Cities in Micro-SA Cities not in MSA or Micro-SA State (1) # of Props SNF % ALF % UDP % % % Texas 42 216,247 $ 26.6% 76,070 $ 9.7% - $ - - $ - 292,317 $ 17.8% Michigan 21 236,178 29.0% - - - - 943 8.7% 237,121 14.5% Wisconsin 10 13,946 1.7% 112,795 14.3% 7,053 28.1% - - 133,794 8.2% Colorado 16 8,044 1.0% 106,879 13.6% - - - - 114,923 7.0% California 7 22,130 2.7% 80,124 10.2% - - - - 102,254 6.2% Ohio 9 54,000 6.6% 32,137 4.1% - - - - 86,137 5.3% Illinois 5 - - 86,129 10.9% - - - - 86,129 5.3% Florida 12 35,362 4.4% 39,247 5.0% - - - - 74,609 4.5% Kansas 11 14,112 1.7% 57,577 7.3% - - - - 71,689 4.4% New Jersey 4 - - 62,098 7.9% - - - - 62,098 3.8% All Others 62 214,189 26.3% 134,317 17.0% 18,024 71.9% 9,880 91.3% 376,410 23.0% Total 199 814,208 $ 100.0% 787,373 $ 100.0% 25,077 $ 100.0% 10,823 $ 100.0% 1,637,481 $ 100.0% OTH (2) Gross Investment 23 years 11 years 0 10 20 30 40 50 Skilled Nursing Assisted Living

Annual Income by Operator Includes annualized GAAP rent for leased properties except for Anthem as described below, and trailing twelve months of interest income from mortgage loans excluding the interest income from loans that paid off during the twelve months ended June 30, 2018. Anthem is currently being accounted for on a cash basis. Contractual annualized GAAP rent is $13,399. See page 12 for Anthem disclosure. Portfolio Diversification – Operators (as of June 30, 2018, dollar amounts in thousands) 18 Operators Annual Income (1) % Gross Investment % Prestige Healthcare 23 28,335 $ 17.6% 249,311 $ 15.2% Senior Lifestyle Corporation 23 19,185 11.9% 189,945 11.6% Brookdale Senior Living 37 16,271 10.1% 126,991 7.8% Senior Care Centers 11 15,756 9.8% 138,109 8.4% Anthem Memory Care (2) 11 4,788 3.0% 135,342 8.3% Preferred Care 24 10,125 6.3% 78,264 4.8% Genesis Healthcare 8 8,434 5.2% 54,864 3.3% Fundamental 7 8,361 5.2% 75,258 4.6% Traditions Senior Management 7 8,263 5.2% 71,610 4.4% Carespring Health Care Management 3 7,635 4.7% 93,279 5.7% All Others 45 33,867 21.0% 424,508 25.9% 199 161,020 $ 100.0% 1,637,481 $ 100.0% # of Properties

Privately Held NYSE: GEN Privately Held Privately Held Privately Held SNF/ALF/ILF Specialty Care SNF/ALF Senior Living SNF/MC Hospitals & Other Rehab SNF/ALF/ILF SNF/ALF/ILF Transitional Care 104 Properties More than 450 Properties 89 Properties 33 Properties 11 Properties 12 States 30 States 10 States 6 States 2 States Portfolio Diversification - Top Ten Operator Profiles (as of June 30, 2018) Privately Held Privately Held NYSE: BKD Privately Held Privately Held SNF/ALF/ILF Other Rehab ALF/ILF/MC/SNF Short Term Stays ILF/ALF/MC Continuing Care SNF/ALF/ILF/MC Transitional Care & Rehab Exclusively MC 80 Properties 180 Properties Approx 1,010 Properties 107 Properties 12 Properties 7 States 27 States 46 States 2 States 4 States 19

(As a % of Total Annual Income)(1) Portfolio Maturity (as of June 30, 2018, dollar amounts in thousands) Includes annualized GAAP rent for leased properties except for Anthem, and trailing twelve months of interest income from mortgage loans excluding the interest income from loans that paid off during the twelve months ended June 30, 2018. 20 2.9% 1.0% 8.9% 7.7% 0.7% 2.1% 1.6% 58.3% 0.0% 0.0% 0.5% 0.0% 0.0% 0.0% 0.0% 16.3% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2018 2019 2020 2021 2022 2023 2024 Thereafter Leases Loans % of Total % of Total Annual Income (1) % of Total 2018 4,620 $ 3.4% - $ - 4,620 $ 2.9% 2019 1,571 1.2% - 1,571 1.0% 2020 14,295 10.7% 863 3.2% 15,158 9.4% 2021 12,341 9.2% - - 12,341 7.7% 2022 1,175 0.9% - - 1,175 0.7% 2023 3,332 2.5% - - 3,332 2.1% 2024 2,630 2.0% - - 2,630 1.6% Thereafter 93,955 70.1% 26,238 96.8% 120,193 74.6% Total 133,919 $ 100.0% 27,101 $ 100.0% 161,020 $ 100.0% Year Rental Income (1) Interest Income (1)

Enterprise Value (amounts in thousands, except per share amounts and number of shares) Capitalization Total Debt Common Stock During the second quarter of 2018 , we amended our Unsecured Credit Agreement maintaining our commitment of $600,000 with the opportunity to increase the credit line up to $1,000,000. The maturity of the facility was extended to June 27, 2022 and provides a one-year extension option. Pricing under the new credit agreement is LIBOR plus 115 basis points and a facility fee of 20 basis points. Subsequent to June 30, 2018, we borrowed an additional $14,500 under our unsecured revolving line of credit. Accordingly, we have $100,000 outstanding with $500,000 available for borrowing. Represents outstanding balance of $567,967, net of debt issue costs of $1,027. Rate includes amortization of debt issue cost. Subsequent to June 30, 2018, we paid down $14,000 of scheduled principal. Accordingly, we have $553,967outstanding under our senior unsecured notes. Closing price of our common stock as reported by the NYSE on June 29, 2018, the last trading day of second quarter 2018. See page 24 for reconciliation of annualized normalized EBITDA. 21 72.2% 27.8% Capitalization Bank borrowings - weighted average rate 3.3% (1) 85,500 $ Senior unsecured notes - weighted average rate 4.5% (2) 566,940 Total debt - weighted average rate 4.3% 652,440 27.8% 6/29/18 No. of shares Common stock 39,634,980 42.74 $ (3) 1,693,999 72.2% 2,346,439 $ 100.0% Add: Non-controlling interest 4,569 Less: Cash and cash equivalents (4,260) 2,346,748 $ Debt to Enterprise Value 27.8% Debt to Annualized Normalized EBITDA (4) 4.3x Enterprise Value At June 30, 2018 Debt Equity Closing Price Total Market Value

Debt Maturity (as of June 30, 2018, dollar amounts in thousands) Debt Structure During the second quarter of 2018 , we amended our Unsecured Credit Agreement maintaining our commitment of $600,000 with the opportunity to increase the credit line up to $1,000,000. The maturity of the facility was extended to June 27, 2022 and provides a one-year extension option. Pricing under the new credit agreement is LIBOR plus 115 basis points and a facility fee of 20 basis points. Subsequent to June 30, 2018, we borrowed an additional $14,500 under our unsecured revolving line of credit. Accordingly, we have $100,000 outstanding with $500,000 available for borrowing. Reflects scheduled principal payments. Subsequent to June 30, 2018, we paid down $14,000 of scheduled principal. Accordingly, we have $553,967outstanding under our senior unsecured notes. Excludes debt issue costs which are included in the senior unsecured notes balance shown on page 26. 22 $0 $0 $0 $0 $85,500 $0 $0 $0 $34,001 $33,666 $40,160 $47,160 $48,160 $49,160 $49,160 $266,500 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2018 2019 2020 2021 2022 2023 2024 Thereafter Unsecured Line Senior Unsecured Notes 13.1% 86.9% Senior Unsecured Notes Unsecured Line of Credit $ - $ 34,001 $ 34,001 5.2% - 33,666 33,666 5.2% - 40,160 40,160 6.1% - 47,160 47,160 7.2% 85,500 48,160 133,660 20.5% - 49,160 49,160 7.5% - 49,160 49,160 7.5% - 266,500 266,500 40.8% $ 85,500 $ 567,967 (3) $ 653,467 (3) 100.0% 2023 2024 Thereafter Total 2018 2019 2020 2021 2022 Year Unsecured Line of Credit (1) Senior Unsecured Notes (2) Total % of Total

Financial Data Summary (dollar amounts in thousands) Represents outstanding balance of gross bank borrowings and senior unsecured notes, net of debt issue costs. Balance Sheet and Leverage Ratios Leverage Ratios 23 Coverage Ratios 36.1% 27.8% 37.6% 28.0% 36.4% 24.9% 37.4% 26.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Debt to Gross Asset Value Debt to Total Enterprise Value 6/30/2018 2017 2016 2015 4.3x 4.7x 4.7x 4.4x 5.0x 5.0x 4.2x 5.2x 5.2x 4.7x 6.7x 5.9x 0.0 2.5 5.0 7.5 10.0 Debt to Normalized EBITDA Normalized EBITDA/ Interest Incurred Normalized EBITDA/ Fixed Charges 2Q18 Annualized 2017 2016 2015 12/31/16 12/31/15 Balance Sheet Gross real estate assets $1,637,481 $1,618,284 $1,533,679 $1,418,405 Net real estate investments 1,331,752 1,309,996 1,255,503 1,164,950 Gross asset value 1,805,500 1,774,024 1,673,238 1,528,879 Total debt (1) 652,440 667,502 609,391 571,872 Total liabilities 693,933 706,922 654,848 616,222 Total equity 805,696 758,648 740,048 659,202 6/30/18 12/31/17

Financial Data Summary (dollar amounts in thousands) Reconciliation of Annualized Normalized EBITDA and Fixed Charges Non-Cash Revenue Components Gain on sale of real assets is not annualized. In conjunction with our negotiations to transition two properties to another operator in our portfolio, we wrote off $1,880 of straight-line rent and other receivables related to these two properties. Impairment charge related to an asset sold in 2017. Impairment charge related to an asset sold in 2015. For leases and loans in place at June 30, 2018, assuming no renewals, modification or replacement, and no new investments are added to our portfolio, except for the anticipated 89-unit independent living community as discussed on page 8, and excludes straight-line rent under the Anthem master lease which is in default and currently being accounted for on a cash basis. See page 12 for Anthem disclosure. 24 2Q18 12/31/16 12/31/15 Net income 130,709 $ 87,340 $ 85,115 $ 73,081 $ Less: Gain on sale of real estate, net (48,345) (3,814) (3,582) (586) Add: Impairment charges - 1,880 (2) 766 (3) 2,250 (4) Add: Interest expense 30,620 29,949 26,442 17,497 Add: Depreciation and amortization 37,072 37,610 35,932 29,431 Adjusted EBITDA 150,056 152,965 144,673 121,673 Add: Non-recurring one-time items - - - 937 Normalized EBITDA 150,056 $ 152,965 $ 144,673 $ 122,610 $ Interest expense: 30,620 $ 29,949 $ 26,442 $ 17,497 $ Add: Capitalized interest 1,172 908 1,408 827 Interest incurred 31,792 $ 30,857 $ 27,850 $ 18,324 $ Interest incurred 31,792 $ 30,857 $ 27,850 $ 18,324 $ Preferred stock dividend - - - 2,454 Fixed Charges 31,792 $ 30,857 $ 27,850 $ 20,778 $ 12/31/17 For the Year Ended Annualized (1) 2,000 $ 2,928 $ 1,556 $ 1,080 $ 1,295 $ (551) (556) (556) (556) (556) 1,420 1,428 1,369 1,331 1,334 2,869 $ 3,800 $ 2,369 $ 1,855 $ 2,073 $ 2Q18 3Q18 (1) 4Q18 (1) 1Q19 (1) 2Q19 (1) Straight-line rent Amort of lease inducement Effective Interest Net

Income Statement Data (amounts in thousands, except per share amounts) 25 2018 2017 2018 2017 Revenues Rental income 33,930 $ 35,265 $ 68,435 $ 70,300 $ Interest income from mortgage loans 7,007 6,625 13,823 13,373 Interest and other income 535 578 1,024 1,417 Total revenues 41,472 42,468 83,282 85,090 Expenses Interest expense 7,655 7,151 15,484 14,622 Depreciation and amortization 9,268 9,308 18,712 18,667 Impairment charges - 1,880 - 1,880 Recovery for doubtful accounts (38) (5) (30) (43) Transaction costs 6 - 10 22 General and administrative expenses 4,716 4,386 9,513 9,126 Total expenses 21,607 22,720 43,689 44,274 Operating Income 19,865 19,748 39,593 40,816 Income from unconsolidated joint ventures 726 575 1,357 1,020 Gain on sale of real estate, net 48,345 5,054 48,345 5,054 Net Income 68,936 25,377 89,295 46,890 Income allocated to participating securities (278) (104) (366) (201) Net income available to common stockholders 68,658 $ 25,273 $ 88,929 $ 46,689 $ Earnings per common share: Basic $1.74 $0.64 $2.25 $1.19 Diluted $1.73 $0.64 $2.25 $1.18 Weighted average shares used to calculate earnings per common share: Basic 39,471 39,414 39,461 39,390 Diluted 39,765 39,794 39,750 39,769 Dividends declared and paid per common share $0.57 $0.57 $1.14 $1.14 (unaudited) (unaudited) Three Months Ended Six Months Ended June 30, June 30,

Consolidated Balance Sheets (amounts in thousands, except per share amounts) Common stock of $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2018 – 39,635; 2017 – 39,570 26 (unaudited) (audited) (unaudited) (audited) ASSETS Investments: LIABILITIES Land 125,882 $ 124,041 $ Bank borrowings 85,500 $ 96,500 $ Buildings and improvements 1,269,675 1,262,335 Senior unsecured notes, net of debt issue Accumulated depreciation and amortization (301,458) (304,117) costs: 2018 - $1,027; 2017 - $1,131 566,940 571,002 Operating real estate property, net 1,094,099 1,082,259 Total Debt 652,440 667,502 Properties held-for-sale, net of accumulated depreciation: 2018 - $1,916; 2017 - $1,916 3,830 3,830 Accrued interest 5,105 5,276 Real property investments, net 1,097,929 1,086,089 Accrued incentives and earn-outs 9,167 8,916 Mortgage loans receivable, net of loan loss Accrued expenses and other liabilities 27,221 25,228 reserve: 2018 - $2,355; 2017 - $2,255 233,823 223,907 Total liabilities 693,933 706,922 Real estate investments, net 1,331,752 1,309,996 Notes receivable, net of loan loss reserve: 2018 - $142; 2017 - $166 14,074 16,402 Investments in unconsolidated joint ventures 30,397 29,898 EQUITY Investments, net 1,376,223 1,356,296 Stockholders' equity: Common stock (1) 396 396 Other assets: Capital in excess of par value 858,832 856,992 Cash and cash equivalents 4,260 5,213 Cumulative net income 1,190,078 1,100,783 Restricted cash 2,446 - Cumulative distributions (1,248,179) (1,203,011) Debt issue costs related to bank borrowings 3,304 810 Total LTC stockholders' equity 801,127 755,160 Interest receivable 17,864 15,050 Straight-line rent receivable, net of allowance for Non-controlling interests 4,569 3,488 doubtful accounts: 2018 - $707; 2017 - $814 70,036 64,490 Lease Incentives 21,407 21,481 Total equity 805,696 758,648 Prepaid expenses and other assets 4,089 2,230 Total assets 1,499,629 $ 1,465,570 $ Total liabilities and equity 1,499,629 $ 1,465,570 $ June 30, 2018 December 31, 2017 June 30, 2018 December 31, 2017

Funds from Operations (unaudited, amounts in thousands, except per share amounts) Reconciliation of FFO, AFFO, and FAD 27 2018 2017 2018 2017 GAAP net income available to common stockholders 68,658 $ 25,273 $ 88,929 $ 46,689 $ Add: Depreciation and amortization 9,268 9,308 18,712 18,667 Add: Impairment charges - 1,880 - 1,880 Less: Gain on sale of real estate, net (48,345) (5,054) (48,345) (5,054) NAREIT FFO attributable to common stockholders 29,581 31,407 59,296 62,182 Less: Non-cash rental income (1,449) (1,856) (4,349) (4,196) Less: Effective interest income from mortgage loans (1,420) (1,401) (2,824) (2,708) Less: Deferred income from unconsolidated joint ventures (31) (47) (62) (94) Adjusted FFO (AFFO) 26,681 28,103 52,061 55,184 Add: Non-cash compensation charges 1,521 1,425 2,897 2,684 Add: Non-cash interest related to earn-out liabilities 125 125 251 351 Less: Capitalized interest (293) (201) (552) (371) Funds available for distribution (FAD) 28,034 $ 29,452 $ 54,657 $ 57,848 $ $0.75 $0.79 $1.50 $1.57 Six Months Ended June 30, June 30, Three Months Ended NAREIT Diluted FFO attributable to common stockholders per share

Funds from Operations (unaudited, amounts in thousands, except per share amounts) Reconciliation of FFO Per Share 28 For the three months ended June 30, Normalized FFO/AFFO/FAD attributable to common stockholders 29,581 $ 31,407 $ 26,681 $ 28,103 $ 28,034 $ 29,452 $ Effect of dilutive securities: Participating securities - 104 - 104 - 104 Diluted normalized FFO/AFFO/FAD assuming conversion 29,581 $ 31,511 $ 26,681 $ 28,207 $ 28,034 $ 29,556 $ 39,471 39,414 39,471 39,414 39,471 39,414 Effect of dilutive securities: Stock options 2 11 2 11 2 11 Performance based stock units (MSU) 132 207 132 207 132 207 Participating securities - 162 - 162 - 162 Shares for diluted normalized FFO/AFFO/FAD per share 39,605 39,794 39,605 39,794 39,605 39,794 For the six months ended June 30, Normalized FFO/AFFO/FAD attributable to common stockholders 59,296 $ 62,182 $ 52,061 $ 55,184 $ 54,657 $ 57,848 $ Effect of dilutive securities: Participating securities 366 201 366 201 366 201 Diluted normalized FFO/AFFO/FAD assuming conversion 59,662 $ 62,383 $ 52,427 $ 55,385 $ 55,023 $ 58,049 $ 39,461 39,390 39,461 39,390 39,461 39,390 Effect of dilutive securities: Stock options 2 11 2 11 2 11 Performance based stock units (MSU) 132 207 132 207 132 207 Participating securities 155 161 155 161 155 161 Shares for diluted normalized FFO/AFFO/FAD per share 39,750 39,769 39,750 39,769 39,750 39,769 2017 FFO AFFO FAD 2018 2018 2018 Shares for basic FFO/AFFO/FAD per share 2017 2017 Shares for basic FFO/AFFO/FAD per share FFO AFFO FAD 2017 2017 2017 2018 2018 2018

Glossary Adjusted Funds from Operations (“AFFO”): FFO excluding the effects of straight-line rent, amortization of lease inducement, effective interest income and deferred income from unconsolidated joint ventures. Assisted Living Communities (“ALF”): The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care) Assisted living properties are seniors housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs. Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year. EBITDA: Earnings before interest, taxes, depreciation and amortization. Funds Available for Distribution (“FAD”): AFFO excluding the effects of non-cash compensation charges, capitalized interest and non-cash interest charges. Funds From Operations (“FFO”): As defined by the National Association of Real Estate Investment Trusts (“NAREIT”), net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. GAAP Lease Yield: GAAP rent divided by the sum of the purchase price and transaction costs. GAAP Rent: Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income. Gross Asset Value: The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company’s consolidated financial statements. Gross Investment: Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value. Independent Living Communities (“ILF”): Seniors housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or seniors apartments. Interest Income: Represents interest income from mortgage loans and other notes. Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at seniors housing and long-term care properties. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time. Memory Care Communities (“MC”): Seniors housing properties offering specialized options for seniors with Alzheimer’s disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 24 hours a day to respond to the unique needs of their residents. Metropolitan Statistical Areas (“MSA”): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population. MSAs 1 to 31 have a population of 20.3M – 2.1M. MSAs 32 to 100 have a population of 2.1M – 0.6M. MSAs less than 100 have a population of 0.5M – 55K. Cities in a Micro-SA have a population of 216K – 13K. Cities not in a MSA has population of less than 100K. Mezzanine: In certain circumstances, the Company strategically allocates a portion of its capital deployment toward mezzanine loans to grow relationships with operating companies that have not typically utilized sale leaseback financing as a component of their capital structure. Mezzanine financing sits between senior debt and common equity in the capital structure, and typically is used to finance development projects or value-add opportunities on existing operational properties. We seek market-based, risk-adjusted rates of return typically between 12-18% with the loan term typically between four to eight years. Security for mezzanine loans can include all or a portion of the following credit enhancements; secured second mortgage, pledge of equity interests and personal/corporate guarantees. Mezzanine loans can be recorded for GAAP purposes as either a loan or joint venture depending upon specifics of the loan terms and related credit enhancements. 29

Glossary Micropolitan Statistical Areas (“Micro-SA”): Based on the U.S. Census Bureau, Micro-SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 population. Mortgage Loan: Mortgage financing is provided on properties based on our established investment underwriting criteria and secured by a first mortgage. Subject to underwriting, additional credit enhancements may be required including, but not limited to, personal/corporate guarantees and debt service reserves. When possible, LTC attempts to negotiate a purchase option to acquire the property at a future time and lease the property back to the borrower. Net Real Estate Assets: Gross real estate investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value (“NBV”). Non-cash Rental Income: Straight-line rental income and amortization of lease inducement. Non-cash Compensation Charges: Vesting expense relating to stock options and restricted stock. Normalized AFFO: AFFO adjusted for non-recurring, infrequent or unusual items. Normalized EBITDAR Coverage: The trailing twelve month’s earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator’s contractual lease rent. Management fees are imputed at 5% of revenues. Normalized EBITDARM Coverage: The trailing twelve month’s earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator’s contractual lease rent. Normalized FAD: FAD adjusted for non-recurring, infrequent or unusual items. Normalized FFO: FFO adjusted for non-recurring, infrequent or unusual items. Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time. Operator Financial Statements: Property level operator financial statements which are unaudited and have not been independently verified by us. Payor Source: LTC revenue by operator underlying payor source for the period presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us. Private Pay: Private pay includes private insurance, HMO, VA, and other payors. Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale). Rental Income: Represents GAAP rent net of amortized lease inducement cost. Same Property Portfolio (“SPP”): Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC’s leased property portfolio and the Prestige Healthcare mortgage loan portfolio. Our SPP is comprised of stabilized properties occupied and operated throughout the duration of the quarter-over-quarter comparison periods presented (excluding assets sold and assets held-for-sale). Accordingly, a property must be occupied and stabilized for a minimum of 15 months to be included in our SPP. Skilled Nursing Properties (“SNF”): Seniors housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient’s family, private health insurance, or through the federal Medicare or state Medicaid programs. Stabilized: Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e.g. 80% for SNFs and 90% for ALFs) and, as applicable, 12 months from the date of acquisition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service, or issuance of certificate of occupancy for properties acquired in lease-up. Under Development Properties (“UDP”): Development projects to construct seniors housing properties. 30

LTC Properties, Inc. Company Founded in 1992, LTC Properties, Inc. (LTC) is a self-administered real estate investment trust (REIT) investing in seniors housing and health care properties primarily through sale-leaseback transactions, mortgage financing and structured finance solutions including preferred equity and mezzanine lending. LTC’s portfolio encompasses Skilled Nursing Facilities (SNF), Assisted Living Communities (ALF), Independent Living Communities (ILF), Memory Care Communities (MC) and combinations thereof. Our main objective is to build and grow a diversified portfolio that creates and sustains shareholder value while providing our stockholders current distribution income. To meet this objective, we seek properties operated by regional operators, ideally offering upside and portfolio diversification (geographic, operator, property type and investment vehicle). For more information, visit www.LTCreit.com. Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including adjusted EBITDA, normalized EBITDA, FFO, normalized FFO, normalized AFFO, normalized FAD, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 24, 27 and 28 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCreit.com. 31